                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1

                                   FMIC 2004-1
                          PRELIMINARY COLLATERAL TABLES
                                December 10, 2003

---------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraphs, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         AGGREGATE COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance              $514,222,678
Aggregate Original Principal Balance                 $514,268,619
Number of Mortgage Loans                                    2,705

                                MINIMUM    MAXIMUM        AVERAGE (1)
                                --------   --------       -----------
Original Principal Balance      $ 28,800   $650,000        $190,118
Outstanding Principal Balance   $ 28,783   $650,000        $190,101

                                 MINIMUM     MAXIMUM    WEIGHTED AVERAGE (2)
                                --------    --------    ------------------
Original Term (mos)                  360         360             360
Stated remaining Term (mos)          357         360             360
Loan Age (mos)                         0           3               0
Current Interest Rate              5.400%     11.475%          6.966%
Initial Interest Rate Cap (3)      2.000%      3.000%          2.990%
Periodic Rate Cap (3)              1.000%      2.000%          1.010%
Gross Margin (3)                   1.000%      6.250%          5.618%
Maximum Mortgage Rate (3)         11.400%     17.475%         12.966%
Minimum Mortgage Rate (3)          5.400%     11.475%          6.957%
Months to Roll (3)                    21          60              24
Original Loan-to-Value              9.00%     100.00%          82.71%
Credit Score (4)                     500         803             654

                                            EARLIEST          LATEST
                                            --------         --------
Maturity Date                               09/01/33         01/01/34

LIEN POSITION                                 PERCENT OF MORTGAGE POOL
-------------                                 ------------------------
1st Lien                                                        100.00%

OCCUPANCY                                     PERCENT OF MORTGAGE POOL
---------                                     ------------------------
Primary                                                          93.55%
Second Home                                                       0.16%
Investment                                                        6.29%

LOAN TYPE                                     PERCENT OF MORTGAGE POOL
---------                                     ------------------------
Fixed Rate                                                      100.00%

YEAR OF ORIGINATION                           PERCENT OF MORTGAGE POOL
-------------------                           ------------------------
2003                                                            100.00%

LOAN PURPOSE                                  PERCENT OF MORTGAGE POOL
------------                                  ------------------------
Purchase                                                         63.55%
Refinance - Rate Term                                            13.42%
Refinance - Cashout                                              23.03%

PROPERTY TYPE                                 PERCENT OF MORTGAGE POOL
-------------                                 ------------------------
Single Family Attached                                            0.18%
Single Family Detached                                           73.27%
Rowhouse                                                          0.08%
Townhouse                                                         0.70%
Condominium                                                       8.55%
Two-to-Four Family                                                2.50%
Planned Unit Development                                         14.74%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

----------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         AGGREGATE COLLATERAL SUMMARY

MORTGAGE RATES

                                              AGGREGATE                              WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT     BALANCE    ORIGINAL     FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS    OUTSTANDING       POOL       COUPON       SCORE   OUTSTANDING    LTV         DOC
-------------------------------------------------------------------------------------------------------------------------------
6.000% or less                        257   $   70,560,721       13.72%     5.858%        699   $  274,555     82.39%     38.62%
6.001% to 6.500%                      466      116,842,776       22.72      6.354         683      250,736     82.99      30.69
6.501% to 7.000%                      637      136,369,910       26.52      6.823         655      214,081     82.34      36.11
7.001% to 7.500%                      447       76,049,276       14.79      7.321         637      170,133     83.32      41.88
7.501% to 8.000%                      415       60,186,699       11.70      7.814         621      145,028     83.08      46.31
8.001% to 8.500%                      218       27,390,256        5.33      8.310         597      125,643     83.64      52.74
8.501% to 9.000%                      174       19,120,988        3.72      8.782         582      109,891     81.97      62.73
9.001% to 9.500%                       55        4,826,371        0.94      9.234         568       87,752     80.03      59.19
9.501% to 10.000%                      23        2,011,337        0.39      9.776         553       87,449     76.72      86.10
10.001% to 10.500%                     12          799,636        0.16     10.336         543       66,636     65.79      78.62
11.001% to 11.500%                      1           64,708        0.01     11.475         528       64,708     69.62     100.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,705   $  514,222,678      100.00%     6.966%        654   $  190,101     82.71%     39.63%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.400% per annum to 11.475% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.966% per annum.

REMAINING MONTHS TO STATED MATURITY

                                              AGGREGATE                              WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                                      PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE   PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS              NUMBER OF        BALANCE       MORTGAGE    AVERAGE      CREDIT     BALANCE    ORIGINAL      FULL
TO STATED MATURITY         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON       SCORE   OUTSTANDING    LTV         DOC
-------------------------------------------------------------------------------------------------------------------------------
349 to 360                          2,705   $  514,222,678      100.00%     6.966%        654   $  190,101     82.71%     39.63%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              2,705   $  514,222,678      100.00%     6.966%        654   $  190,101     82.71%     39.63%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 357 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 360 months.

----------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         AGGREGATE COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                         AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
 RANGE OF ORIGINAL                       PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE      PERCENT
   MORTGAGE LOAN         NUMBER OF        BALANCE        MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL
 PRINCIPAL BALANCES    MORTGAGE LOANS    OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------
$50,000 or less                    88   $  3,754,490       0.73%       8.323%       605   $     42,665     78.64%      80.57%
$50,001 to $100,000               508     39,379,069       7.66        7.886        622         77,518     81.84       66.24
$100,001 to $150,000              557     68,647,473      13.35        7.479        636        123,245     82.11       50.54
$150,001 to $200,000              431     75,574,733      14.70        7.211        651        175,347     82.64       40.10
$200,001 to $250,000              393     88,237,936      17.16        6.826        659        224,524     82.97       32.24
$250,001 to $300,000              317     86,748,225      16.87        6.685        659        273,654     83.00       33.83
$300,001 to $350,000              204     65,696,180      12.78        6.544        668        322,040     84.35       32.88
$350,001 to $400,000              130     49,310,873       9.59        6.501        666        379,314     83.09       37.65
$400,001 to $450,000               26     11,069,967       2.15        6.690        674        425,768     81.87       23.19
$450,001 to $500,000               39     18,749,164       3.65        6.811        666        480,748     79.96       30.43
$500,001 to $550,000                3      1,620,800       0.32        6.223        633        540,267     83.33       66.83
$550,001 to $600,000                6      3,532,720       0.69        6.725        658        588,787     79.82       49.84
$600,001 to $650,000                3      1,901,047       0.37        7.123        640        633,682     77.90       32.61
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,705   $514,222,678     100.00%       6.966%       654   $    190,101     82.71%      39.63%
----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $28,783 to approximately $650,000 and the average outstanding principal balance of the Mortgage Loans was approximately $190,101

PRODUCT TYPES

                                          AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL     PERCENT OF  WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                          NUMBER OF        BALANCE       MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL       FULL
   PRODUCT TYPES       MORTGAGE LOANS    OUTSTANDING       POOL      COUPON       SCORE    OUTSTANDING     LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                  1,429   $207,426,530        40.34%     7.402%       636       $145,155    82.26%       44.70%
2/28 LIBOR IO ARM               1,156    279,004,254        54.26      6.662        666        241,353     83.08        34.99
3/27 LIBOR ARM                     40      6,897,116         1.34      7.137        632        172,428     83.48        59.84
3/27 LIBOR IO ARM                  59     15,597,460         3.03      6.697        663        264,364     82.68        45.70
5/25 Treasury ARM                  10      2,098,088         0.41      6.595        681        209,809     79.79        32.60
5/25 Treasury IO ARM               11      3,199,230         0.62      6.419        705        290,839     79.21        48.22
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,705   $514,222,678       100.00%     6.966%       654       $190,101     82.71%       39.63%
-----------------------------------------------------------------------------------------------------------------------------

----------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                        AGGREGATE COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
  STATE DISTRIBUTIONS        NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
OF MORTGAGED PROPERTIES   MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------
Arizona                        143         $ 19,052,106      3.71%      7.321%       629      $ 133,232     83.40%     58.07%
Arkansas                         7              517,963      0.10       8.030        604         73,995     88.02      78.57
California                   1,056          275,342,802     53.55       6.514        671        260,741     82.51      31.96
Colorado                       193           35,852,548      6.97       7.000        647        185,764     84.81      46.53
Connecticut                      1              166,500      0.03       9.000        694        166,500     90.00     100.00
District of Columbia             2              353,250      0.07       8.341        637        176,625     76.68      44.52
Florida                        105           13,696,913      2.66       7.622        627        130,447     82.27      40.07
Idaho                            8              701,030      0.14       7.875        586         87,629     78.33      58.00
Illinois                       265           42,791,225      8.32       7.644        641        161,476     82.66      42.69
Indiana                         26            2,206,139      0.43       7.741        595         84,852     81.32      79.09
Iowa                            88            7,458,961      1.45       8.426        605         84,761     84.45      78.43
Kansas                          50            4,611,746      0.90       7.555        621         92,235     85.20      60.09
Kentucky                        14            1,228,473      0.24       7.855        574         87,748     86.20      89.83
Louisiana                        6              546,449      0.11       7.500        643         91,075     86.73      53.74
Maine                            5              656,565      0.13       8.108        668        131,313     83.59      55.61
Maryland                        61           12,770,720      2.48       7.420        645        209,356     81.64      43.93
Massachusetts                   67           15,152,296      2.95       7.356        637        226,154     78.34      31.19
Michigan                        58            8,326,176      1.62       7.641        627        143,555     84.35      43.46
Minnesota                       13            2,290,493      0.45       7.222        598        176,192     86.84      92.93
Mississippi                      5              560,033      0.11       8.896        582        112,007     87.18      82.97
Missouri                        91            7,877,065      1.53       7.955        601         86,561     82.10      72.99
Nebraska                        10              972,030      0.19       7.928        618         97,203     82.74      51.80
Nevada                          21            3,795,159      0.74       6.984        654        180,722     81.32      36.22
New Hampshire                    2              429,500      0.08       7.586        691        214,750     83.46       0.00
New Jersey                      14            2,628,267      0.51       8.036        595        187,733     78.68      35.79
New Mexico                       5            1,241,420      0.24       7.314        593        248,284     82.17     100.00
North Carolina                  18            2,182,241      0.42       7.613        675        121,236     83.99      54.14
North Dakota                     2              121,000      0.02       7.535        575         60,500     66.27     100.00
Oklahoma                        10              808,128      0.16       8.240        605         80,813     76.79      67.34
Oregon                          12            1,819,520      0.35       7.501        607        151,627     82.78      42.41
Pennsylvania                     7            1,091,900      0.21       7.686        621        155,986     86.12      54.94
Rhode Island                     6            1,148,442      0.22       7.433        630        191,407     82.87      44.49
South Carolina                  11              879,948      0.17       8.076        600         79,995     84.04      70.23
Tennessee                       31            3,372,206      0.66       7.495        642        108,781     83.22      42.67
Texas                          148           16,170,503      3.14       7.726        640        109,260     82.34      47.20
Utah                            39            5,090,222      0.99       7.202        636        130,519     84.82      62.39
Virginia                        31            6,591,027      1.28       7.581        664        212,614     84.27      23.80
Washington                      65           12,561,111      2.44       7.072        630        193,248     82.85      46.88
Wisconsin                        7              919,600      0.18       8.125        558        131,371     82.88      41.69
Wyoming                          2              241,000      0.05       7.568        540        120,500     87.71     100.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,705         $514,222,678    100.00%      6.966%       654      $ 190,101     82.71%     39.63%
----------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.85% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                        AGGREGATE COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
 RANGE OF ORIGINAL           NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
LOAN-TO-VALUE RATIOS      MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------
 50.00% or less                  19        $  2,445,479       0.48%     7.217%      610       $ 128,709     35.73%     62.44%
 50.01% to 55.00%                14           1,994,640       0.39      7.279       584         142,474     53.18      50.82
 55.01% to 60.00%                17           1,670,644       0.32      7.971       564          98,273     58.30      61.51
 60.01% to 65.00%                28           4,542,009       0.88      7.351       616         162,215     63.19      36.11
 65.01% to 70.00%                83          11,720,829       2.28      8.025       588         141,215     68.64      42.04
 70.01% to 75.00%               139          21,298,030       4.14      7.533       594         153,223     73.85      52.29
 75.01% to 80.00%             1,145         226,240,340      44.00      6.804       674         197,590     79.76      23.91
 80.01% to 85.00%               558         116,005,808      22.56      6.862       655         207,896     84.79      33.57
 85.01% to 90.00%               574         106,334,012      20.68      7.045       630         185,251     89.80      67.50
 90.01% to 95.00%                57           9,666,528       1.88      7.588       654         169,588     94.67      84.69
 95.01% to 100.00%               71          12,304,358       2.39      7.369       693         173,301     99.88      77.55
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,705        $514,222,678     100.00%     6.966%      654       $ 190,101     82.71%     39.63%
----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.00% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.71%.

LOAN PURPOSE

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
    LOAN PURPOSE          MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------
Purchase                      1,658        $326,789,974      63.55%     6.760%      679      $   197,099    83.17%     28.70%
Refinance - Cashout             693         118,405,003      23.03      7.412       605          170,859    81.48      60.12
Refinance - Rate Term           354          69,027,700      13.42      7.176       618          194,994    82.61      56.28
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,705        $514,222,678     100.00%     6.966%      654      $   190,101    82.71%     39.63%
----------------------------------------------------------------------------------------------------------------------------

-----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                        AGGREGATE COLLATERAL SUMMARY

PROPERTY TYPE

                                            AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
   PROPERTY TYPE          MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------
Single Family Attached             6       $    900,848       0.18%     7.054%      676      $   150,141    84.85%     26.39%
Single Family Detached         2,020        376,764,927      73.27      7.005       651          186,517    82.60      40.18
Rowhouse                           4            385,850       0.08      8.148       596           96,463    84.17     100.00
Townhouse                         24          3,597,678       0.70      7.540       657          149,903    84.67      38.55
Condominium                      227         43,947,628       8.55      6.578       669          193,602    83.07      39.79
Two-to-Four Family                56         12,837,362       2.50      7.027       692          229,239    81.69      29.12
Planned Unit Development         368         75,788,385      14.74      6.951       654          205,947    83.09      38.51
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,705       $514,222,678     100.00%     6.966%      654      $   190,101    82.71%     39.63%
----------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                                AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED
                                                PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL   FULL
      DOCUMENTATION           MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING    LTV       DOC
---------------------------   --------------   ------------   ----------   --------   --------   -----------  --------  ------
Full Documentation                1,243        $203,809,621      39.63%     7.115%      617       $ 163,966    84.40%   100.00%
Stated Income Wage Earner           885         187,427,831      36.45      6.716       691         211,783    81.59      0.00
Stated Income Self Employed         422          90,332,423      17.57      7.054       670         214,058    80.94      0.00
24 Month Bank Statement              73          15,720,267       3.06      7.066       612         215,346    83.74      0.00
12 Month Bank Statements             62          13,234,249       2.57      7.502       639         213,456    83.63      0.00
Limited                              20           3,698,286       0.72      6.930       630         184,914    81.79      0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,705        $514,222,678     100.00%     6.966%      654       $ 190,101    82.71%    39.63%
------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                                AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED
                                                PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                                NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL   FULL
      OCCUPANCY               MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING    LTV       DOC
-------------------------------------------------------------------------------------------------------------------------------
Primary                           2,469        $481,057,288     93.55%      6.935%      652       $ 194,839    82.80%   39.34%
Investment                          231          32,331,868      6.29       7.414       676         139,965    81.45    44.08
Second Home                           5             833,522      0.16       7.408       690         166,704    80.80    39.60
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,705        $514,222,678    100.00%      6.966%      654       $ 190,101    82.71%   39.63%
------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

-----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                        AGGREGATE COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                                     AGGREGATE                                WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL       PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
MORTGAGE LOAN AGE    NUMBER OF        BALANCE         MORTGAGE      AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
    SUMMARY        MORTGAGE LOANS   OUTSTANDING         POOL        COUPON     SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------
0                      1,682        $323,480,308        62.91%      6.946%      655       $192,319     83.08%    41.49%
1                        893         165,748,790        32.23       7.008       651        185,609     81.86     34.99
2                        102          18,592,489         3.62       6.963       654        182,279     83.40     45.40
3                         28           6,401,091         1.24       6.860       647        228,610     84.17     49.43
----------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,705        $514,222,678       100.00%      6.966%      654       $190,101     82.71%    39.63%
----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 0 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                      AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                                      PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                                      NUMBER OF        BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL
ORIGINAL PREPAYMENT PENALTY TERM    MORTGAGE LOANS   OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
None                                      507        $ 77,386,156      15.05%     7.735%    636       $152,635    82.62%    48.46%
6 Months                                   49           4,566,833       0.89      7.547     621         93,201    85.15     59.69
12 Months                                  17           3,547,127       0.69      6.991     659        208,655    81.63     51.53
18 Months                                   2             533,300       0.10      8.189     578        266,650    90.93    100.00
24 Months                               1,970         395,965,185      77.00      6.815     657        200,998    82.73     37.15
30 Months                                  45           5,843,707       1.14      7.655     618        129,860    83.37     39.21
36 Months                                 115          26,380,370       5.13      6.700     665        229,395    82.01     44.76
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  2,705        $514,222,678     100.00%     6.966%    654       $190,101    82.71%    39.63%
---------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

-----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                        AGGREGATE COLLATERAL SUMMARY

CREDIT SCORES

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF CREDIT SCORES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
---------------------------------------------------------------------------------------------------------------------
476 to 500                      3       $    621,750     0.12%      9.072%    500      $ 207,250    75.65%    34.38%
501 to 525                     68          7,171,273     1.39       8.333     514        105,460    75.36     98.79
526 to 550                    230         33,459,725     6.51       7.912     538        145,477    80.53     81.24
551 to 575                    230         37,278,807     7.25       7.516     564        162,082    83.12     78.19
576 to 600                    217         36,951,146     7.19       7.428     588        170,282    82.51     71.37
601 to 625                    215         36,609,165     7.12       7.179     614        170,275    82.08     63.04
626 to 650                    329         66,143,748    12.86       7.078     639        201,045    82.97     44.53
651 to 675                    473         95,834,769    18.64       6.879     664        202,611    83.02     24.69
676 to 700                    376         78,989,715    15.36       6.614     687        210,079    83.66     20.16
701 to 725                    269         57,142,388    11.11       6.498     712        212,425    83.19     20.05
726 to 750                    168         35,832,430     6.97       6.510     737        213,288    82.73     13.16
751 to 775                     89         20,499,266     3.99       6.383     761        230,329    82.40     17.18
776 to 800                     35          6,748,495     1.31       6.453     783        192,814    82.32     20.80
801 to 825                      3            940,000     0.18       5.969     802        313,333    85.64     63.83
-------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,705       $514,222,678   100.00%       6.97%    654      $ 190,101    82.71%    39.63%
-------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 654.

CREDIT GRADE

                                AGGREGATE                                     AVERAGE    WEIGHTED
                                PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   AVERAGE   PERCENT
                NUMBER OF        BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE    ORIGINAL   FULL
CREDIT GRADE  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     FICO    OUTSTANDING    LTV       DOC
----------------------------------------------------------------------------------------------------------
A+                  156       $ 30,873,385     6.00%     6.984%     663      $ 197,906    91.33%    68.43%
A                 2,055        412,884,067    80.29      6.799      670        200,917    82.44     31.14
A-                  171         27,369,412     5.32      7.649      567        160,055    83.74     66.17
B+                   54          8,029,798     1.56       7.71      546        148,700    85.58     83.52
B                   144         20,839,339     4.05      7.857      552        144,718    80.00     80.17
C+                    2            257,000     0.05      8.627      522        128,500    73.46    100.00
C                   101         11,416,467     2.22      8.644      541        113,034    73.04     88.11
D                    21          2,290,558     0.45      9.417      535        109,074    66.84    100.00
D-                    1            262,650     0.05       6.25      719        262,650    85.00      0.00
---------------------------------------------------------------------------------------------------------
TOTAL:            2,705       $514,222,678   100.00%     6.966%     654      $ 190,101    82.71%    39.63%
---------------------------------------------------------------------------------------------------------

----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                        AGGREGATE COLLATERAL SUMMARY

MARGINS

                                         AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED
                                         PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE    PERCENT
                         NUMBER OF        BALANCE      MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
RANGE OF MARGINS      MORTGAGE LOANS    OUTSTANDING      POOL      COUPON       SCORE      OUTSTANDING       LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------
0.501% to 1.000%              1        $    248,000      0.05%     5.990%        701        $ 248,000      80.00%       0.00%
4.501% to 5.000%              1             320,400      0.06      5.950         765          320,400      90.00      100.00
5.001% to 5.500%          1,477         321,987,653     62.62      6.727         660          218,001      83.27       42.88
5.501% to 6.000%            682         125,096,458     24.33      7.112         649          183,426      82.05       32.00
6.001% to 6.500%            544          66,570,166     12.95      7.856         634          122,372      81.21       38.14
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                    2,705        $514,222,678    100.00%     6.966%        654        $ 190,101      82.71%      39.63%
----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 6.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.618% per annum.

MAXIMUM MORTGAGE RATES

                                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                                     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE   PERCENT
                                    NUMBER OF         BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
RANGE OF MAXIMUM MORTGAGE RATES   MORTGAGE LOANS    OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING     LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
12.000% or less                        258         $ 70,860,721      13.78%     5.861%      699      $274,654     82.38%     38.45%
12.001% to 12.500%                     465          116,542,776      22.66      6.353       683       250,630     82.99      30.77
12.501% to 13.000%                     637          136,369,910      26.52      6.823       655       214,081     82.34      36.11
13.001% to 13.500%                     447           76,049,276      14.79      7.321       637       170,133     83.32      41.88
13.501% to 14.000%                     415           60,186,699      11.70      7.814       621       145,028     83.08      46.31
14.001% to 14.500%                     218           27,390,256       5.33      8.310       597       125,643     83.64      52.74
14.501% to 15.000%                     174           19,120,988       3.72      8.782       582       109,891     81.97      62.73
15.001% to 15.500%                      55            4,826,371       0.94      9.234       568        87,752     80.03      59.19
15.501% to 16.000%                      23            2,011,337       0.39      9.776       553        87,449     76.72      86.10
16.001% to 16.500%                      12              799,636       0.16     10.336       543        66,636     65.79      78.62
17.001% to 17.500%                       1               64,708       0.01     11.475       528        64,708     69.62     100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,705         $514,222,678     100.00%     6.966%      654      $190,101     82.71%     39.63%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.400% per annum to 17.475% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.966% per annum.

-----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                        AGGREGATE COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

                                     AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                                     PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      PERCENT
   NEXT RATE        NUMBER OF         BALANCE       MORTGAGE      AVERAGE      CREDIT      BALANCE      ORIGINAL      FULL
 ADJUSTMENT DATE  MORTGAGE LOANS    OUTSTANDING       POOL         COUPON      SCORE     OUTSTANDING      LTV          DOC
----------------------------------------------------------------------------------------------------------------------------
September 2005          28         $  6,401,091       1.24%        6.860%       647       $228,610       84.17%       49.43%
October 2005           100           18,325,705       3.56         6.965        653        183,257       83.37        45.74
November 2005          850          156,097,939      30.36         7.021        651        183,645       81.85        34.71
December 2005        1,588          302,809,298      58.89         6.951        655        190,686       83.14        40.79
January 2006            19            2,796,750       0.54         7.687        642        147,197       80.87        38.73
October 2006             2              266,783       0.05         6.864        697        133,392       85.00        21.94
November 2006           37            8,230,433       1.60         6.816        651        222,444       82.38        43.49
December 2006           60           13,997,360       2.72         6.841        655        233,289       83.20        54.42
November 2008            6            1,420,418       0.28         6.699        674        236,736       79.98        15.64
December 2008           15            3,876,900       0.75         6.411        704        258,460       79.24        51.70
---------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,705         $514,222,678     100.00%        6.966%       654       $190,101       82.71%       39.63%
---------------------------------------------------------------------------------------------------------------------------

------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                        GROUP I COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance             $415,668,783
Aggregate Original Principal Balance                $415,711,348
Number of Mortgage Loans                                   2,461

                                      MINIMUM         MAXIMUM             AVERAGE (1)
                                      -------         -------             -----------
Original Principal Balance            $28,800        $400,000              $168,920
Outstanding Principal Balance         $28,783        $400,000              $168,902

                                      MINIMUM         MAXIMUM         WEIGHTED AVERAGE (2)
                                      -------         -------         --------------------
Original Term (mos)                      360             360                    360
Stated remaining Term (mos)              357             360                    360
Loan Age (mos)                             0               3                      0
Current Interest Rate                  5.400%         11.475%                 7.051%
Initial Interest Rate Cap (3)          2.000%          3.000%                 2.992%
Periodic Rate Cap (3)                  1.000%          2.000%                 1.008%
Gross Margin (3)                       1.000%          6.250%                 5.639%
Maximum Mortgage Rate (3)             11.400%         17.475%                13.051%
Minimum Mortgage Rate (3)              5.400%         11.475%                 7.045%
Months to Roll (3)                        21              60                     24
Original Loan-to-Value                  9.00%         100.00%                 82.82%
Credit Score (4)                         500             801                    651

                                   EARLIEST                LATEST
                                   --------                ------
Maturity Date                      09/01/33                01/01/34

LIEN POSITION                               PERCENT OF MORTGAGE POOL
-------------                               ------------------------
1st Lien                                            100.00%

OCCUPANCY                                   PERCENT OF MORTGAGE POOL
---------                                   ------------------------
Primary                                             92.76%
Second Home                                          0.20%
Investment                                           7.04%

LOAN TYPE                                   PERCENT OF MORTGAGE POOL
---------                                   ------------------------
Fixed Rate                                          100.00%

YEAR OF ORIGINATION                         PERCENT OF MORTGAGE POOL
-------------------                         ------------------------
2003                                                100.00%

LOAN PURPOSE                                PERCENT OF MORTGAGE POOL
------------                                ------------------------
Purchase                                             63.18%
Refinance - Rate Term                                13.05%
Refinance - Cashout                                  23.78%

PROPERTY TYPE                               PERCENT OF MORTGAGE POOL
-------------                               ------------------------
Single Family Attached                                0.22%
Single Family Detached                               73.06%
Rowhouse                                              0.09%
Townhouse                                             0.87%
Condominium                                           9.25%
Two-to-Four Family                                    2.86%
Planned Unit Development                             13.66%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                        GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                                               AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                                               PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                              NUMBER OF         BALANCE       MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL      FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
6.000% or less                  208          $ 51,164,238      12.31%      5.858%       700      $245,982      82.16%      35.45%
6.001% to 6.500%                384            83,933,991      20.19       6.357        686       218,578      83.32       30.22
6.501% to 7.000%                567           108,203,798      26.03       6.836        657       190,836      82.25       36.39
7.001% to 7.500%                423            66,430,960      15.98       7.317        639       157,047      83.36       42.89
7.501% to 8.000%                400            53,199,352      12.80       7.814        621       132,998      83.72       49.03
8.001% to 8.500%                215            26,281,406       6.32       8.310        596       122,239      83.73       54.97
8.501% to 9.000%                174            19,120,988       4.60       8.782        582       109,891      81.97       62.73
9.001% to 9.500%                 54             4,458,371       1.07       9.242        568        82,562      80.24       64.07
9.501% to 10.000%                23             2,011,337       0.48       9.776        553        87,449      76.72       86.10
10.001% to 10.500%               12               799,636       0.19      10.336        543        66,636      65.79       78.62
11.001% to 11.500%                1                64,708       0.02      11.475        528        64,708      69.62      100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,461          $415,668,783     100.00%      7.051%       651      $168,902      82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.400% per annum to 11.475% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.051% per annum.

REMAINING MONTHS TO STATED MATURITY

                                          AGGREGATE                                WEIGHTED       AVERAGE      WEIGHTED
     RANGE OF                             PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE       PRINCIPAL     AVERAGE     PERCENT
 REMAINING MONTHS         NUMBER OF        BALANCE        MORTGAGE     AVERAGE      CREDIT        BALANCE      ORIGINAL      FULL
TO STATED MATURITY     MORTGAGE LOANS    OUTSTANDING        POOL       COUPON       SCORE       OUTSTANDING      LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
349 to 360                 2,461        $415,668,783      100.00%      7.051%         651         $168,902      82.82%       40.70%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,461        $415,668,783      100.00%      7.051%         651         $168,902      82.82%       40.70%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 357 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 360 months.

-----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                        GROUP I COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
  RANGE OF ORIGINAL                           PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
    MORTGAGE LOAN             NUMBER OF        BALANCE       MORTGAGE      AVERAGE      CREDIT      BALANCE      ORIGINAL     FULL
 PRINCIPAL BALANCES        MORTGAGE LOANS    OUTSTANDING       POOL        COUPON       SCORE     OUTSTANDING      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                  88         $  3,754,490       0.90%       8.323%        605        $ 42,665      78.64%     80.57%
$50,001 to $100,000             508           39,379,069       9.47        7.886         622          77,518      81.84      66.24
$100,001 to $150,000            557           68,647,473      16.51        7.479         636         123,245      82.11      50.54
$150,001 to $200,000            431           75,574,733      18.18        7.211         651         175,347      82.64      40.10
$200,001 to $250,000            393           88,237,936      21.23        6.826         659         224,524      82.97      32.24
$250,001 to $300,000            317           86,748,225      20.87        6.685         659         273,654      83.00      33.83
$300,001 to $350,000            160           50,657,297      12.19        6.520         672         316,608      84.36      31.86
$350,001 to $400,000              7            2,669,560       0.64        6.833         684         381,366      86.45      42.40
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,461         $415,668,783     100.00%       7.051%        651        $168,902      82.82%     40.70%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $28,783 to approximately $400,000 and the average outstanding principal balance of the Mortgage Loans was approximately $168,902

PRODUCT TYPES

                                               AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                                               PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                             NUMBER OF          BALANCE        MORTGAGE       AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL
PRODUCT TYPES             MORTGAGE LOANS      OUTSTANDING        POOL         COUPON      SCORE    OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                 1,390          $191,250,772      46.01%        7.435%       635       $137,590      82.44%     45.16%
2/28 LIBOR IO ARM                971           204,730,941      49.25         6.716        666        210,845      83.30      35.55
3/27 LIBOR ARM                    36             5,367,816       1.29         7.186        621        149,106      82.87      68.58
3/27 LIBOR IO ARM                 47            10,879,050       2.62         6.711        657        231,469      81.64      47.33
5/25 Treasury ARM                  9             1,643,284       0.40         6.566        683        182,587      79.73      41.62
5/25 Treasury IO ARM               8             1,796,920       0.43         6.440        713        224,615      78.95      29.08
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,461          $415,668,783     100.00%        7.051%       651       $168,902      82.82%     40.70%
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         GROUP I COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
  STATE DISTRIBUTIONS         NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
OF MORTGAGED PROPERTIES     MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
Arizona                           140        $ 17,972,106       4.32%      7.350%      632      $   128,372    83.84%      55.55%
Arkansas                            7             517,963       0.12       8.030       604           73,995    88.02       78.57
California                        870         201,098,720      48.38       6.543       670          231,148    82.29       31.04
Colorado                          185          32,690,724       7.86       7.049       649          176,707    84.83       46.34
Connecticut                         1             166,500       0.04       9.000       694          166,500    90.00      100.00
District of Columbia                2             353,250       0.08       8.341       637          176,625    76.68       44.52
Florida                           105          13,696,913       3.30       7.622       627          130,447    82.27       40.07
Idaho                               8             701,030       0.17       7.875       586           87,629    78.33       58.00
Illinois                          251          36,328,978       8.74       7.704       639          144,737    83.15       46.93
Indiana                            26           2,206,139       0.53       7.741       595           84,852    81.32       79.09
Iowa                               88           7,458,961       1.79       8.426       605           84,761    84.45       78.43
Kansas                             50           4,611,746       1.11       7.555       621           92,235    85.20       60.09
Kentucky                           14           1,228,473       0.30       7.855       574           87,748    86.20       89.83
Louisiana                           6             546,449       0.13       7.500       643           91,075    86.73       53.74
Maine                               5             656,565       0.16       8.108       668          131,313    83.59       55.61
Maryland                           55          10,233,020       2.46       7.421       651          186,055    82.92       39.02
Massachusetts                      59          11,790,287       2.84       7.350       639          199,835    79.45       30.46
Michigan                           57           7,975,176       1.92       7.670       627          139,915    84.11       40.97
Minnesota                          13           2,290,493       0.55       7.222       598          176,192    86.84       92.93
Mississippi                         5             560,033       0.13       8.896       582          112,007    87.18       82.97
Missouri                           91           7,877,065       1.90       7.955       601           86,561    82.10       72.99
Nebraska                           10             972,030       0.23       7.928       618           97,203    82.74       51.80
Nevada                             18           2,613,107       0.63       7.137       669          145,173    80.53       21.98
New Hampshire                       2             429,500       0.10       7.586       691          214,750    83.46        0.00
New Jersey                         13           2,278,267       0.55       8.138       597          175,251    79.64       41.28
New Mexico                          4             649,500       0.16       8.102       561          162,375    84.15      100.00
North Carolina                     17           1,847,041       0.44       7.796       660          108,649    84.71       63.97
North Dakota                        2             121,000       0.03       7.535       575           60,500    66.27      100.00
Oklahoma                           10             808,128       0.19       8.240       605           80,813    76.79       67.34
Oregon                             11           1,474,720       0.35       7.630       599          134,065    83.43       52.32
Pennsylvania                        7           1,091,900       0.26       7.686       621          155,986    86.12       54.94
Rhode Island                        5             807,592       0.19       7.046       612          161,518    81.97       63.27
South Carolina                     11             879,948       0.21       8.076       600           79,995    84.04       70.23
Tennessee                          31           3,372,206       0.81       7.495       642          108,781    83.22       42.67
Texas                             145          15,084,903       3.63       7.740       642          104,034    82.60       48.33
Utah                               39           5,090,222       1.22       7.202       636          130,519    84.82       62.39
Virginia                           29           5,764,777       1.39       7.628       665          198,785    84.56       27.21
Washington                         60          10,262,751       2.47       7.085       633          171,046    83.50       53.70
Wisconsin                           7             919,600       0.22       8.125       558          131,371    82.88       41.69
Wyoming                             2             241,000       0.06       7.568       540          120,500    87.71      100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

No more than approximately 1.05% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL             NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
LOAN-TO-VALUE RATIOS        MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     18        $  2,050,479       0.49%      7.355%      617      $   113,916    37.40%      55.20%
50.01% to 55.00%                   14           1,994,640       0.48       7.279       584          142,474    53.18       50.82
55.01% to 60.00%                   17           1,670,644       0.40       7.971       564           98,273    58.30       61.51
60.01% to 65.00%                   26           3,642,009       0.88       7.517       608          140,077    63.62       34.05
65.01% to 70.00%                   80          10,353,529       2.49       8.035       586          129,419    68.63       47.59
70.01% to 75.00%                  133          18,737,592       4.51       7.653       591          140,884    73.92       55.18
75.01% to 80.00%                1,029         176,587,618      42.48       6.851       674          171,611    79.82       22.84
80.01% to 85.00%                  494          92,195,591      22.18       6.941       653          186,631    84.80       36.95
85.01% to 90.00%                  527          88,429,794      21.27       7.169       625          167,798    89.85       66.62
90.01% to 95.00%                   52           7,702,528       1.85       7.745       654          148,126    94.80       86.16
95.01% to 100.00%                  71          12,304,358       2.96       7.369       693          173,301    99.88       77.55
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.00% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.82%.

LOAN PURPOSE

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
LOAN PURPOSE                MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
Purchase                        1,497        $262,604,546      63.18%      6.845%      678      $   175,421    83.28%      28.02%
Refinance - Cashout               646          98,835,137      23.78       7.492       602          152,996    81.67       64.68
Refinance - Rate Term             318          54,229,100      13.05       7.248       612          170,532    82.67       58.40
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                          GROUP I COLLATERAL SUMMARY

PROPERTY TYPE

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
PROPERTY TYPE               MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
Single Family Attached              6        $    900,848       0.22%      7.054%      676      $   150,141    84.85%      26.39%
Single Family Detached          1,839         303,702,466      73.06       7.099       647          165,145    82.65       41.53
Rowhouse                            4             385,850       0.09       8.148       596           96,463    84.17      100.00
Townhouse                          24           3,597,678       0.87       7.540       657          149,903    84.67       38.55
Condominium                       213          38,448,150       9.25       6.608       670          180,508    82.97       39.39
Two-to-Four Family                 54          11,868,562       2.86       6.985       692          219,788    81.82       31.50
Planned Unit Development          321          56,765,229      13.66       7.070       655          176,839    83.68       39.02
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
DOCUMENTATION               MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation              1,157        $169,175,302      40.70%      7.239%      613      $   146,219    84.55%     100.00%
Stated Income Wage Earner         803         155,477,927      37.40       6.766       690          193,621    81.54        0.00
Stated Income Self Employed       367          68,099,736      16.38       7.116       668          185,558    80.93        0.00
24 Month Bank Statement            60           9,843,417       2.37       7.327       610          164,057    85.02        0.00
12 Month Bank Statements           55           9,738,616       2.34       7.608       632          177,066    84.61        0.00
Limited                            19           3,333,786       0.80       7.060       625          175,462    81.44        0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
OCCUPANCY                   MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
Primary                         2,233        $385,573,641      92.76%      7.018%      650      $   172,671    82.94%      40.50%
Investment                        223          29,261,621       7.04       7.483       675          131,218    81.28       43.42
Second Home                         5             833,522       0.20       7.408       690          166,704    80.80       39.60
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
---------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         GROUP I COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOAN AGE             NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
SUMMARY                     MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
0                               1,533        $264,372,008      63.60%      7.035%      653      $   172,454    83.14%      42.03%
1                                 811         131,940,784      31.74       7.083       649          162,689    81.93       36.85
2                                  93          14,806,486       3.56       7.120       645          159,210    84.05       48.19
3                                  24           4,549,505       1.09       6.876       640          189,563    86.10       50.66
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 0 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT           NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
PENALTY TERM                MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
None                              480        $ 65,461,039      15.75%      7.805%      634      $   136,377    83.21%      50.26%
6 Months                           49           4,566,833       1.10       7.547       621           93,201    85.15       59.69
12 Months                          15           2,753,177       0.66       7.154       637          183,545    82.10       51.94
18 Months                           1              86,800       0.02      10.450       522           86,800    70.00      100.00
24 Months                       1,774         317,775,182      76.45       6.895       656          179,129    82.79       38.05
30 Months                          45           5,843,707       1.41       7.655       618          129,860    83.37       39.21
36 Months                          97          19,182,046       4.61       6.742       660          197,753    81.45       45.93
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         GROUP I COLLATERAL SUMMARY

CREDIT SCORES

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF CREDIT SCORES      MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
476 to 500                          3        $    621,750       0.15%      9.072%      500      $   207,250    75.65%      34.38%
501 to 525                         68           7,171,273       1.73       8.333       514          105,460    75.36       98.79
526 to 550                        224          31,168,525       7.50       7.980       538          139,145    80.28       81.43
551 to 575                        215          31,748,678       7.64       7.578       564          147,668    84.09       79.31
576 to 600                        200          29,988,874       7.21       7.519       588          149,944    82.98       73.40
601 to 625                        199          30,167,365       7.26       7.276       613          151,595    82.16       63.25
626 to 650                        288          48,049,175      11.56       7.140       639          166,837    83.16       43.55
651 to 675                        424          76,122,890      18.31       6.958       664          179,535    82.90       25.11
676 to 700                        337          63,711,436      15.33       6.689       688          189,055    83.86       21.38
701 to 725                        240          45,787,229      11.02       6.567       712          190,780    83.33       19.78
726 to 750                        153          29,755,224       7.16       6.540       737          194,479    82.87       10.61
751 to 775                         77          15,599,619       3.75       6.408       761          202,592    83.15       19.85
776 to 800                         32           5,536,745       1.33       6.460       784          173,023    81.78       18.24
801 to 825                          1             240,000       0.06       5.750       801          240,000    80.00      100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%       7.05%      651      $   168,902    82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 651.

CREDIT GRADE

                                              AGGREGATE                                           AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   WEIGHTED    PRINCIPAL    AVERAGE     PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE    AVERAGE      BALANCE     ORIGINAL     FULL
CREDIT GRADE                MORTGAGE LOANS   OUTSTANDING       POOL        COUPON      FICO     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
A+                                142        $ 25,133,285       6.05%      7.064%      667      $   176,995    92.06%      69.68%
A                               1,844         327,454,277      78.78       6.869       669          177,578    82.55       30.99
A-                                160          22,829,583       5.49       7.643       566          142,685    84.26       72.91
B+                                 53           7,692,298       1.85       7.763       545          145,138    85.39       82.80
B                                 137          18,332,665       4.41       7.947       551          133,815    80.33       79.48
C+                                  2             257,000       0.06       8.627       522          128,500    73.46      100.00
C                                 101          11,416,467       2.75       8.644       541          113,034    73.04       88.11
D                                  21           2,290,558       0.55       9.417       535          109,074    66.84      100.00
D-                                  1             262,650       0.06        6.25       719          262,650    85.00        0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         GROUP I COLLATERAL SUMMARY

MARGINS

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF MARGINS            MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
0.501% to 1.000%                    1        $    248,000       0.06%      5.990%      701      $   248,000    80.00%       0.00%
4.501% to 5.000%                    1             320,400       0.08       5.950       765          320,400    90.00      100.00
5.001% to 5.500%                1,297         250,154,644      60.18       6.796       658          192,872    83.39       43.84
5.501% to 6.000%                  631         103,810,276      24.97       7.175       647          164,517    82.22       33.28
6.001% to 6.500%                  531          61,135,464      14.71       7.895       632          115,133    81.45       40.28
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 6.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.639% per annum.

MAXIMUM MORTGAGE RATES

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM              NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
MORTGAGE RATES              MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
12.000% or less                   209        $ 51,464,238      12.38%      5.862%      700      $   246,240    82.15%      35.24%
12.001% to 12.500%                383          83,633,991      20.12       6.357       686          218,366    83.33       30.33
12.501% to 13.000%                567         108,203,798      26.03       6.836       657          190,836    82.25       36.39
13.001% to 13.500%                423          66,430,960      15.98       7.317       639          157,047    83.36       42.89
13.501% to 14.000%                400          53,199,352      12.80       7.814       621          132,998    83.72       49.03
14.001% to 14.500%                215          26,281,406       6.32       8.310       596          122,239    83.73       54.97
14.501% to 15.000%                174          19,120,988       4.60       8.782       582          109,891    81.97       62.73
15.001% to 15.500%                 54           4,458,371       1.07       9.242       568           82,562    80.24       64.07
15.501% to 16.000%                 23           2,011,337       0.48       9.776       553           87,449    76.72       86.10
16.001% to 16.500%                 12             799,636       0.19      10.336       543           66,636    65.79       78.62
17.001% to 17.500%                  1              64,708       0.02      11.475       528           64,708    69.62      100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.400% per annum to 17.475% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.051% per annum.

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         GROUP I COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

                                              AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
NEXT RATE                     NUMBER OF        BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
ADJUSTMENT DATE             MORTGAGE LOANS   OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
September 2005                     24        $  4,549,505       1.09%      6.876%      640      $   189,563    86.10%      50.66%
October 2005                       91          14,539,703       3.50       7.125       644          159,777    84.04       48.68
November 2005                     776         125,338,688      30.15       7.098       650          161,519    81.95       36.31
December 2005                   1,451         248,757,068      59.85       7.039       653          171,438    83.25       41.47
January 2006                       19           2,796,750       0.67       7.687       642          147,197    80.87       38.73
October 2006                        2             266,783       0.06       6.864       697          133,392    85.00       21.94
November 2006                      30           5,636,483       1.36       6.807       641          187,883    81.76       51.26
December 2006                      51          10,343,600       2.49       6.901       647          202,816    82.12       56.87
November 2008                       5             965,614       0.23       6.699       673          193,123    79.97       23.01
December 2008                      12           2,474,590       0.60       6.423       709          206,216    79.07       39.78
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,461        $415,668,783     100.00%      7.051%      651      $   168,902    82.82%      40.70%
--------------------------------------------------------------------------------------------------------------------------------

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                        GROUP II COLLATERAL SUMMARY


Aggregate Outstanding Principal Balance                   $98,553,894
Aggregate Original Principal Balance                      $98,557,271
Number of Mortgage Loans                                          244


                                 MINIMUM   MAXIMUM    AVERAGE (1)
                                --------   --------   -----------
Original Principal Balance      $334,500   $650,000    $403,923
Outstanding Principal Balance   $334,500   $650,000    $403,909


                                 MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------   -------   --------------------
Original Term (mos)                 360       360             360
Stated remaining Term (mos)         357       360             360
Loan Age (mos)                        0         3               0
Current Interest Rate             5.450%    9.140%          6.607%
Initial Interest Rate Cap (3)     2.000%    3.000%          2.981%
Periodic Rate Cap (3)             1.000%    2.000%          1.019%
Gross Margin (3)                  5.200%    6.250%          5.531%
Maximum Mortgage Rate (3)        11.450%   15.140%         12.607%
Minimum Mortgage Rate (3)         5.450%    9.140%          6.589%
Months to Roll (3)                   21        60              25
Original Loan-to-Value            27.01%    95.00%          82.24%
Credit Score (4)                    526       803             663

               EARLIEST  LATEST
               --------  ------
Maturity Date  09/01/33  12/01/33


LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 100.00%

OCCUPANCY   PERCENT OF MORTGAGE POOL
----------  ------------------------
Primary              96.88%
Investment            3.12%

LOAN TYPE   PERCENT OF MORTGAGE POOL
----------  ------------------------
Fixed Rate          100.00%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2003                          100.00%

     LOAN PURPOSE       PERCENT OF MORTGAGE POOL
---------------------   ------------------------
Purchase                        65.13%
Refinance - Rate Term           15.02%
Refinance - Cashout             19.86%

      PROPERTY TYPE        PERCENT OF MORTGAGE POOL
------------------------   ------------------------
Single Family Detached              74.13%
Condominium                          5.58%
Two-to-Four Family                   0.98%
Planned Unit Development            19.30%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

--------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           NUMBER OF       BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL    FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
--------------------------------------------------------------------------------------------------------------------
6.000% or less                 49        $19,396,483    19.68%     5.858%     697      $395,847     82.99%    46.97%
6.001% to 6.500%               82         32,908,785    33.39      6.345      677       401,327     82.14     31.91
6.501% to 7.000%               70         28,166,112    28.58      6.773      649       402,373     82.67     35.05
7.001% to 7.500%               24          9,618,317     9.76      7.349      629       400,763     83.04     34.96
7.501% to 8.000%               15          6,987,347     7.09      7.820      622       465,823     78.17     25.59
8.001% to 8.500%                3          1,108,850     1.13      8.319      624       369,617     81.54      0.00
9.001% to 9.500%                1            368,000     0.37      9.140      569       368,000     77.47      0.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                        244        $98,553,894   100.00%     6.607%     663      $403,909     82.24%    35.14%
-------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.450% per annum to 9.140% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.607% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
     RANGE OF                        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
 REMAINING MONTHS     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
TO STATED MATURITY  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC
---------------------------------------------------------------------------------------------------------------
349 to 360               244        $98,553,894   100.00%     6.607%      663      $403,909    82.24%    35.14%
--------------------------------------------------------------------------------------------------------------
TOTAL:                   244        $98,553,894   100.00%     6.607%      663      $403,909    82.24%    35.14%
--------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 357 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 360 months.

--------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         GROUP II COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                        AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
 RANGE OF ORIGINAL                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
   MORTGAGE LOAN         NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL
 PRINCIPAL BALANCES    MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING      LTV      DOC
--------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000         44        $15,038,883    15.26%     6.626%       654     $341,793      84.30%    36.33%
$350,001 to $400,000        123         46,641,313    47.33      6.482        665      379,198      82.90     37.38
$400,001 to $450,000         26         11,069,967    11.23      6.690        674      425,768      81.87     23.19
$450,001 to $500,000         39         18,749,164    19.02      6.811        666      480,748      79.96     30.43
$500,001 to $550,000          3          1,620,800     1.64      6.223        633      540,267      83.33     66.83
$550,001 to $600,000          6          3,532,720     3.58      6.725        658      588,787      79.82     49.84
$600,001 to $650,000          3          1,901,047     1.93      7.123        640      633,682      77.90     32.61
-------------------------------------------------------------------------------------------------------------------
TOTAL:                      244        $98,553,894   100.00%     6.607%       663     $403,909      82.24%    35.14%
-------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $334,500 to approximately $650,000 and the average outstanding principal balance of the Mortgage Loans was approximately $403,909

PRODUCT TYPES

                                        AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                          NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
   PRODUCT TYPES       MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM               39        $16,175,757     16.41%    7.010%      639      $414,763    80.18%    39.25%
2/28 LIBOR IO ARM           185         74,273,313     75.36     6.511       667       401,477    82.50     33.44
3/27 LIBOR ARM                4          1,529,300      1.55     6.965       671       382,325    85.60     29.20
3/27 LIBOR IO ARM            12          4,718,410      4.79     6.666       677       393,201    85.09     41.94
5/25 Treasury ARM             1            454,804      0.46     6.700       676       454,804    80.00      0.00
5/25 Treasury IO ARM          3          1,402,310      1.42     6.391       695       467,437    79.55     72.74
-----------------------------------------------------------------------------------------------------------------
TOTAL:                      244        $98,553,894    100.00%    6.607%      663      $403,909    82.24%    35.14%
-----------------------------------------------------------------------------------------------------------------

--------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         GROUP II COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
  STATE DISTRIBUTIONS       NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
OF MORTGAGED PROPERTIES   MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC
---------------------------------------------------------------------------------------------------------------------
Arizona                         3         $ 1,080,000     1.10%     6.837%      576     $ 360,000     75.97%  100.00%
California                    186          74,244,082    75.33      6.437       673       399,162     83.12    34.46
Colorado                        8           3,161,824     3.21      6.489       630       395,228     84.70    48.58
Illinois                       14           6,462,247     6.56      7.310       654       461,589     79.90    18.82
Maryland                        6           2,537,700     2.57      7.416       623       422,950     76.47    63.75
Massachusetts                   8           3,362,009     3.41      7.380       631       420,251     74.43    33.77
Michigan                        1             351,000     0.36      6.990       621       351,000     90.00   100.00
Nevada                          3           1,182,052     1.20      6.646       621       394,017     83.09    67.71
New Jersey                      1             350,000     0.36      7.375       583       350,000     72.39     0.00
New Mexico                      1             591,920     0.60      6.450       629       591,920     80.00   100.00
North Carolina                  1             335,200     0.34      6.600       759       335,200     80.00     0.00
Oregon                          1             344,800     0.35      6.950       643       344,800     80.00     0.00
Rhode Island                    1             340,850     0.35      8.350       674       340,850     85.00     0.00
Texas                           3           1,085,600     1.10      7.528       621       361,867     78.70    31.47
Virginia                        2             826,250     0.84      7.248       660       413,125     82.29     0.00
Washington                      5           2,298,360     2.33      7.015       616       459,672     79.91    16.45
--------------------------------------------------------------------------------------------------------------------
TOTAL:                        244         $98,553,894   100.00%     6.607%      663     $ 403,909     82.24%   35.14%
--------------------------------------------------------------------------------------------------------------------

No more than approximately 1.57% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
 RANGE OF ORIGINAL      NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
-----------------------------------------------------------------------------------------------------------------
50.00% or less              1         $   395,000     0.40%     6.500%      573     $395,000     27.01%   100.00%
60.01% to 65.00%            2             900,000     0.91      6.678       649      450,000     61.44     44.44
65.01% to 70.00%            3           1,367,300     1.39      7.953       599      455,767     68.78      0.00
70.01% to 75.00%            6           2,560,438     2.60      6.657       622      426,740     73.31     31.20
75.01% to 80.00%          116          49,652,722    50.38      6.637       673      428,041     79.57     27.70
80.01% to 85.00%           64          23,810,217    24.16      6.558       661      372,035     84.76     20.47
85.01% to 90.00%           47          17,904,218    18.17      6.436       655      380,941     89.57     71.84
90.01% to 95.00%            5           1,964,000     1.99      6.972       652      392,800     94.16     78.92
----------------------------------------------------------------------------------------------------------------
TOTAL:                    244         $98,553,894   100.00%     6.607%      663     $403,909     82.24%    35.14%
----------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 27.01% to 95.00% and the weighted average Original Loan-to-Value was approximately 82.24%.

--------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         GROUP II COLLATERAL SUMMARY

LOAN PURPOSE

                                        AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
     LOAN PURPOSE      MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC
------------------------------------------------------------------------------------------------------------------
Purchase                     161       $64,185,428    65.13%     6.413%     682      $398,667     82.73%    31.46%
Refinance - Cashout           47        19,569,866    19.86      7.009      621       416,380     80.52     37.08
Refinance - Rate Term         36        14,798,600    15.02      6.915      637       411,072     82.40     48.53
-----------------------------------------------------------------------------------------------------------------
TOTAL:                       244       $98,553,894   100.00%     6.607%     663      $403,909     82.24%    35.14%
-----------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                            AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                             NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
     PROPERTY TYPE         MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC
----------------------------------------------------------------------------------------------------------------------
Single Family Detached          181        $73,062,460    74.13%     6.615%      665      $403,660    82.38%    34.56%
Condominium                      14          5,499,478     5.58      6.370       668       392,820    83.79     42.60
Two-to-Four Family                2            968,800     0.98      7.539       697       484,400    80.00      0.00
Planned Unit Development         47         19,023,156    19.30      6.598       652       404,748    81.35     37.00
---------------------------------------------------------------------------------------------------------------------
TOTAL:                          244        $98,553,894   100.00%     6.607%      663      $403,909    82.24%    35.14%
---------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
     DOCUMENTATION           MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC
------------------------------------------------------------------------------------------------------------------------
Full Documentation                 86        $34,634,319    35.14%     6.513%     638      $402,725     83.63%   100.00%
Stated Income Wage Earner          82         31,949,905    32.42      6.469      692       389,633     81.83      0.00
Stated Income Self Employed        55         22,232,687    22.56      6.866      674       404,231     80.99      0.00
24 Month Bank Statement            13          5,876,850     5.96      6.629      616       452,065     81.60      0.00
12 Month Bank Statements            7          3,495,633     3.55      7.207      657       499,376     80.89      0.00
Limited                             1            364,500     0.37      5.750      671       364,500     84.97      0.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                            244        $98,553,894   100.00%     6.607%     663      $403,909     82.24%    35.14%
-----------------------------------------------------------------------------------------------------------------------

--------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                         GROUP II COLLATERAL SUMMARY

OCCUPANCY

                               AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                               PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                 NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL
 OCCUPANCY    MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE     OUTSTANDING    LTV       DOC
----------------------------------------------------------------------------------------------------------

Primary             236       $95,483,647    96.88%     6.602%      663       $404,592    82.21%    34.65%
Investment            8         3,070,247     3.12      6.762       684        383,781    83.09     50.35
---------------------------------------------------------------------------------------------------------
TOTAL:              244       $98,553,894   100.00%     6.607%      663       $403,909    82.24%    35.14%
---------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOAN AGE     NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
    SUMMARY        MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
--------------------------------------------------------------------------------------------------------------
0                        149       $59,108,300    59.98%     6.553%     665       $396,700    82.79%    39.08%
1                         82        33,808,006    34.30      6.719      657        412,293    81.59     27.71
2                          9         3,786,002     3.84      6.351      688        420,667    80.83     34.45
3                          4         1,851,586     1.88      6.822      663        462,897    79.41     46.41
-------------------------------------------------------------------------------------------------------------
TOTAL:                   244       $98,553,894   100.00%     6.607%     663       $403,909    82.24%    35.14%
-------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 0 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT     NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
   PENALTY TERM      MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
----------------------------------------------------------------------------------------------------------------
None                        27       $11,925,117    12.10%     7.351%     644       $441,671    79.41%    38.57%
12 Months                    2           793,950     0.81      6.424      736        396,975    80.00     50.12
18 Months                    1           446,500     0.45      7.750      589        446,500    95.00    100.00
24 Months                  196        78,190,003    79.34      6.490      665        398,929    82.50     33.50
36 Months                   18         7,198,324     7.30      6.590      680        399,907    83.51     41.66
---------------------------------------------------------------------------------------------------------------
TOTAL:                     244       $98,553,894   100.00%     6.607%     663       $403,909    82.24%    35.14%
---------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

--------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                          GROUP II COLLATERAL SUMMARY

CREDIT SCORES

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
RANGE OF CREDIT SCORES  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
-------------------------------------------------------------------------------------------------------------------
526 to 550                     6         $2,291,200      2.32%    6.985%     538      $381,867      83.94%   78.67%
551 to 575                    15          5,530,130      5.61     7.160      563       368,675      77.53    71.75
576 to 600                    17          6,962,272      7.06     7.039      589       409,545      80.49    62.63
601 to 625                    16          6,441,800      6.54     6.725      615       402,613      81.73    62.06
626 to 650                    41         18,094,573     18.36     6.914      640       441,331      82.47    47.14
651 to 675                    49         19,711,879     20.00     6.573      664       402,283      83.50    23.05
676 to 700                    39         15,278,279     15.50     6.305      687       391,751      82.84    15.03
701 to 725                    29         11,355,159     11.52     6.222      712       391,557      82.65    21.11
726 to 750                    15          6,077,206      6.17     6.361      739       405,147      82.06    25.66
751 to 775                    12          4,899,647      4.97     6.303      760       408,304      80.00     8.67
776 to 800                     3          1,211,750      1.23     6.417      781       403,917      84.79    32.49
801 to 825                     2            700,000      0.71     6.043      803       350,000      87.57    51.43
------------------------------------------------------------------------------------------------------------------
TOTAL:                       244        $98,553,894    100.00%     6.61%     663      $403,909      82.24%   35.14%
------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 526 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 663.

CREDIT GRADE

                               AGGREGATE                                     AVERAGE    WEIGHTED
                               PRINCIPAL   PERCENT OF  WEIGHTED  WEIGHTED   PRINCIPAL   AVERAGE   PERCENT
                NUMBER OF       BALANCE     MORTGAGE    AVERAGE  AVERAGE     BALANCE    ORIGINAL    FULL
CREDIT GRADE  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     FICO    OUTSTANDING    LTV       DOC
----------------------------------------------------------------------------------------------------------
A+                 14         $ 5,740,100      5.82%     6.634%    647      $410,007     88.13%    62.93%
A                 211          85,429,790     86.68      6.531     673       404,881     82.01     31.70
A-                 11           4,539,830      4.61      7.682     572       412,712     81.16     32.29
B+                  1             337,500      0.34        6.5     550       337,500     90.00    100.00
B                   7           2,506,674      2.54      7.201     565       358,096     77.58     85.23
--------------------------------------------------------------------------------------------------------
TOTAL:            244         $98,553,894    100.00%     6.607%    663      $403,909     82.24%    35.14%
--------------------------------------------------------------------------------------------------------

----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                          GROUP II COLLATERAL SUMMARY

MARGINS

                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                     NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF MARGINS  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC
-------------------------------------------------------------------------------------------------------------
5.001% to 5.500%       180        $71,833,009     72.89%    6.486%     665      $399,072     82.82%    39.53%
5.501% to 6.000%        51         21,286,183     21.60     6.805      660       417,376     81.22     25.73
6.001% to 6.500%        13          5,434,702      5.51     7.424      658       418,054     78.48     13.98
------------------------------------------------------------------------------------------------------------
TOTAL:                 244        $98,553,894    100.00%    6.607%     663      $403,909     82.24%    35.14%
------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 5.200% per annum to 6.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.531% per annum.

MAXIMUM MORTGAGE RATES

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
 RANGE OF MAXIMUM      NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
  MORTGAGE RATES    MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC
---------------------------------------------------------------------------------------------------------------
12.000% or less          49         $19,396,483     19.68%    5.858%     697      $395,847     82.99%    46.97%
12.001% to 12.500%       82          32,908,785     33.39     6.345      677       401,327     82.14     31.91
12.501% to 13.000%       70          28,166,112     28.58     6.773      649       402,373     82.67     35.05
13.001% to 13.500%       24           9,618,317      9.76     7.349      629       400,763     83.04     34.96
13.501% to 14.000%       15           6,987,347      7.09     7.820      622       465,823     78.17     25.59
14.001% to 14.500%        3           1,108,850      1.13     8.319      624       369,617     81.54      0.00
15.001% to 15.500%        1             368,000      0.37     9.140      569       368,000     77.47      0.00
--------------------------------------------------------------------------------------------------------------
TOTAL:                  244         $98,553,894    100.00%    6.607%     663      $403,909     82.24%    35.14%
--------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.450% per annum to 15.140% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.607% per annum.

-----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          FIELDSTONE MORTGAGE INVESTMENT CORP., SERIES 2004-1
                          GROUP II COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

                                  AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                  PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
   NEXT RATE        NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
ADJUSTMENT DATE  MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
------------------------------------------------------------------------------------------------------------
September 2005         4         $ 1,851,586     1.88%     6.822%     663      $462,897      79.41%   46.41%
October 2005           9           3,786,002     3.84      6.351      688       420,667      80.83    34.45
November 2005         74          30,759,251    31.21      6.709      655       415,666      81.43    28.21
December 2005        137          54,052,230    54.85      6.549      664       394,542      82.64    37.64
November 2006          7           2,593,950     2.63      6.836      672       370,564      83.72    26.63
December 2006          9           3,653,760     3.71      6.671      678       405,973      86.27    47.48
November 2008          1             454,804     0.46      6.700      676       454,804      80.00     0.00
December 2008          3           1,402,310     1.42      6.391      695       467,437      79.55    72.74
-----------------------------------------------------------------------------------------------------------
TOTAL:               244         $98,553,894   100.00%     6.607%     663      $403,909      82.24%   35.14%
-----------------------------------------------------------------------------------------------------------

-----------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.